EXHIBIT 99.1


                  DATED                            July 8, 2004
                  ---------------------------------------------





                          ATHENIAN SEA CARRIERS LIMITED
                  on behalf of the Sellers listed in Schedule 1


                                     - and -


                                 OMI CORPORATION
                                    as Buyers





                         _______________________________

                                 SALE AGREEMENT
                         _______________________________








                      HOLMAN FENWICK & WILLAN INTERNATIONAL
                                86 Filonos Street
                                    6th Floor
                                 185 36 Piraeus

                                  DPT/34578-16

1.    DEFINITIONS AND INTERPRETATION...........................................3

2.    OVERALL AGREEMENT........................................................6

3.    SALE AND PURCHASE OF THE VESSELS.........................................6

4.    SALE AND PURCHASE OF THE NEWBUILDING CONTRACTS...........................6

5.    EN-BLOC NATURE OF TRANSACTION............................................8

6.    PRICE....................................................................9

7.    INSPECTION AND DESCRIPTION OF VESSELS...................................11

8.    DOCUMENTS...............................................................11

9.    RISK....................................................................12

10.   CONFIDENTIALITY.........................................................12

11.   OMI GUARANTEE...........................................................13

12.   MISCELLANEOUS...........................................................13

13.   APPLICABLE LAW AND JURISDICTION.........................................13

SCHEDULE I - DETAILS OF VESSEL AND NEWBUILDING CONTRACTS........................

SCHEDULE II - MOA's IN RESPECT OF THE VESSELS...................................

SCHEDULE III - FORM OF ASSIGNMENT AND NOVATION AGREEMENT........................

This Sale Agreement is made on      8th      July 2004

BETWEEN:

(1) Athenian Sea Carriers Ltd, a company incorporated in Liberia and having its principal place of business at 80 Broad Street, Monrovia, Liberia, ("ASC") on behalf of the Sellers (the "Sellers") as defined below, of the one part; and

(2) OMI Corporation, a corporation incorporated in The Republic of the Marshall Islands, of 1 Station Place, Stamford, 06912 Connecticut, United States of America ("OMI") on behalf of itself and such companies as it might nominate of the other part.

WHEREAS:

(A) The Sellers are respectively the owners of the Marshall Islands flag tanker vessels or the contractual purchasers of the tanker newbuildings under construction at Hyundai Mipo Dockyard Co. Limited (the "Builder") listed in
     Schedule I to this agreement.

(B) OMI have agreed to buy, and ASC to sell, the Marshall Islands flag tanker vessels listed in Schedule I hereto, and the contracts for the construction of the tanker newbuildings, as set out in Schedule I hereto, for the aggregate sum of Five Hundred and Eighty Five Million United States Dollars (US$585,000,000).

IT IS HEREBY AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement save as otherwise provided, references to Clauses, Sub-clauses and to Schedules are to clauses and sub-clauses of and to Schedules to this Agreement.

1.2 Unless the context otherwise requires, references to the plural include the singular and vice versa.

1.3 References to any document include the same as varied, supplemented or replaced from time to time.

1.4 References to any enactment include re-enactments, amendments and extensions thereof.

1.5 Clause headings are for convenience of reference only and are not to be taken into account in construction.

1.6  In this Agreement, save as otherwise expressly provided;

     "Assignment and Novation Agreements" means the assignment and novation agreements in relation to the Newbuilding Contracts to be entered into between the respective Sellers and Buyers pursuant to Clause 4.1.

     "ASC Guarantees" shall mean the guarantees each dated 21st November 2002 entered into between ASC and the Builder in respect of each Newbuilding Contract, pursuant to which ASC guaranteed to the Builder the performance of each of the Sellers as buyers of their liabilities and responsibilities under each respective Newbuilding Contract

     "Buyer" shall mean, as the context requires, either OMI or such company as OMI may nominate as purchaser of any Vessel or of any Newbuilding Contract.

     "Captain X. Kyriakou" shall mean the Marshall Islands flag Suezmax tanker vessel "Captain X. Kyriakou" owned by Free Seas Shipping Ltd. more particularly described in Schedule I.

     "Captain X. Kyriakou Time Charter" shall mean the time charter of the Captain X. Kyriakou to Petrobras, for a term of 36 months from 25 November 2003, a copy of which has been supplied to OMI.

     "Contract Price" shall mean the Contract Price of the relevant Vessel as defined in the relevant Shipbuilding Contract.

     "date of closing" shall mean the date for signature of the MOA's and, as the case may be, of the Assignment and Novation Agreements, fixed by ASC pursuant to Clause 6.4

     "Dollars" and "US$" shall mean the lawful currency for the time being of the United States of America.

     "Glory" shall mean the Marshall Islands flag Suezmax tanker vessel "Athenian Glory" owned by Smooth Seas Company Ltd more particularly described in Schedule I.

     "Horizon" shall mean the Marshall Islands flag 46.000 Dwt class tanker vessel "Athenian Horizon" owned by Great Ionian Shipping Ltd. more particularly described in Schedule I.

     "Horizon Time Charter" shall mean the time charter on Shelltime 4 form of the Horizon to ST Shipping for a period of not less than seventy-five (75) and not more than one hundred and fifty (150) days, a copy of which has been supplied to OMI.

     "KOEXIM" shall mean The Export Import Bank of Korea of 16-1, Yoido-dong, Youngdung po-Gu, Seoul, Korea.

     "MOAs" shall mean the Memoranda of Agreement to be entered into in respect of the Vessels by the relevant Sellers and Buyers pursuant to Clause 3.1.

     "Newbuilding Contract No. 1" shall mean the shipbuilding contract for the Builder's Hull No. 0235 contracted by Great Land Shipping Ltd.

     "Newbuilding Contract No. 2" shall mean the shipbuilding contract for the Builder's Hull No. 0236 contracted by Great Sun Shipping Ltd.

     "Newbuilding Contract No. 3" shall mean the shipbuilding contract for the Builder's Hull No. 0237 contracted by Great Sky Enterprises Inc.

     "Newbuilding Contract No. 4" shall mean the shipbuilding contract for the Builder's Hull No. 0238 contracted by Great Deal Shipowners S.A.

     "Newbuilding Contract No. 5" shall mean the shipbuilding contract for the Builder's Hull No. 0239 contracted by Great Gulf Enterprises Inc.

     "Newbuilding Contract No. 6" shall mean the shipbuilding contract for the Builder's Hull No. 0240 contracted by Great Rainbow Shipowners S.A.

     "Newbuilding Contract No. 7" shall mean the shipbuilding contract for the Builder's Hull No. 0241 contracted by Great Atlantic Shipping Ltd.

     "Newbuilding Contracts" shall mean Newbuilding Contract No. 1, Newbuilding Contract No. 2, Newbuilding Contract No. 3, Newbuilding Contract No. 4, Newbuilding Contract No. 5, Newbuilding Contract No. 6, Newbuilding Contract No. 7, or as many of them as the context requires.

     "Olympics" shall mean the Marshall Islands flag Suezmax tanker vessel "Athenian Olympics" owned by Deep Seas Company Ltd. more particularly described in Schedule I.

     "Owners Nominated Supervisor" shall mean the person or persons nominated by the relevant Seller pursuant to Article 4 Clause 1 thereof to be a "Buyer's Representative" under any relevant Shipbuilding Contract.

     "Petrobras" shall mean Petroleo Brasiliero S.A. - Petrobras of Rio de Janeiro, Brazil.

     "Purchase Price" shall mean the purchase price payable by OMI (or the relevant Buyer) to the relevant Sellers in respect of each Vessel or Newbuilding as provided in Clause 6.

     "Refund Guarantees" shall mean the refund guarantees issued by KOEXIM pursuant to Article X.Clause 8 of each Newbuilding Contract in favour of the relevant Seller and "Refund Guarantee" shall mean the relevant one of them.

     "Sellers" shall mean the companies listed in Schedule I as owners of the Vessels and as "BUYERS" under the Newbuilding Contracts, each a company incorporated in Liberia and having its registered offices at 80 Broad Street, Monrovia, Liberia.

     "Side Agreement" and "Side Agreements" shall mean the series of side agreements each dated 21st November 2002 and made between each of the relevant Sellers as buyers for the first part and the Builder of the second part, in connection with each of the Newbuilding Contracts, and pursuant to which both parties have agreed that the Contract Price payable under the relevant Newbuilding Contract includes the amount of US Dollars Eight Hundred and Nineteen Thousand (US$819,000) as a reserve fund (the "Reserve Fund") for the payment of extra costs, if any, which may be incurred and payable by the Seller as buyer in respect of technical modifications to the Vessel during construction. The Reserve Fund or the balance thereof after paying such extra costs (if any) payable by the Sellers as buyers to the Builder pursuant to the relevant Newbuilding Contract shall be credited or paid to the Seller as buyer in respect of each Vessel on delivery in accordance with the terms and conditions of the relevant Side Agreement.

     "ST Shipping" shall mean ST Shipping and Transport Inc. of Baar,
     Switzerland.

     "Umbrella Agreement" shall mean the umbrella agreement dated 21st November 2002 made between the relevant Sellers and the Builder for the purpose of regulating certain matters concerning the construction and delivery of the Newbuilding Vessels, the interpretation of the Shipbuilding Contracts, and the exercise and performance by the parties of their rights and obligations thereunder.

     "Vessels" shall mean the "Captain X. Kyriakou", "Victory", "Olympics", "Glory" and "Horizon".

     "Victory" shall mean the Marshall Islands flag Suezmax tanker vessel "Athenian Victory" owned by Open Seas Management S.A. more particularly described in Schedule I.

2.   OVERALL AGREEMENT

2.1 ASC on behalf of the Sellers agrees that each of the Sellers shall sell, and OMI on its own behalf, and on behalf of companies nominated by it, agrees to buy as an "en bloc" purchase, the Vessels and the Newbuilding Contracts at a total consideration of Five Hundred and Eighty Five Million Dollars (US$585,000,000) as more particularly set out herein.

3.   SALE AND PURCHASE OF THE VESSELS

3.1 Subject to the provisions of Clause 3.3 below, the sale of each Vessel will be effected on the terms of the Memoranda of Agreement in Saleform 93 format, copies of which are set out in Schedule II, and the relevant Sellers and the Buyers will on the date of closing enter into such Memoranda of Agreement .

3.2 The sale of the Captain X. Kyriakou will be subject to the Captain X. Kyriakou Time Charter. Free Seas Shipping Ltd. and the relevant Buyer will enter into such tripartite deed with Petrobras as is envisaged by Clause 17 of the relevant MOA and such other documents as Petrobras may reasonably require as a condition of their consent to such sale.

3.3 The sale of Horizon will be subject to the Horizon Time Charter. Great Ionian Shipping Ltd. and the relevant Buyer will enter into such tripartite deed with ST Shipping as is envisaged by Clause 17 of the relevant MOA and such other documents as ST Shipping may reasonably require as a condition of their consent to such sale.

4.   SALE AND PURCHASE OF THE NEWBUILDING CONTRACTS

4.1 In consideration of the payment by the Buyers to the relevant Seller of the Purchase Price in accordance with Clause 6.1, each of the Sellers set out below as beneficial owner and with full title guarantee hereby agrees to transfer and assign to the Buyer set out below opposite the relevant Newbuilding Contract, the Newbuilding Contract contracted by that Seller;

----------------------------------------------------------------------------------------------------
                                        Seller                                Buyer
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 1     Great Land Shipping Ltd.           OMI or Jeannnette Shipping L.L.C.
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 2     Great Sun Shipping Ltd.            OMI or Lauren Shipping L.L.C.
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 3     Great Sky Enterprises Ltd          OMI or Brazos Shipping L.L.C.
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 4     Great Deal Shipowners S.A.         OMI or Wabash Shipping L.L.C.
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 5     Great Gulf Enterprises Inc.        OMI or Kansas Shipping L.L.C.
----------------------------------------------------------------------------------------------------

Newbuilding Contract No. 6     Great Rainbow Shipowners S.A.      OMI or Republican Shipping L.L.C.
----------------------------------------------------------------------------------------------------
Newbuilding Contract No. 7     Great Atlantic Shipping Ltd.       OMI or Platte Shipping L.L.C.
----------------------------------------------------------------------------------------------------

     in each case absolutely and, save as expressly set out in the respective Assignment and Novation Agreement, without further recourse to the relevant Seller, all its rights, title and interest, both present and future, in and to the Newbuilding Contract to which it is party (including the Side Agreement to which it is party and which relates to the relevant Newbuilding Contract), the Umbrella Agreement and the Refund Guarantee relating thereto including without limitation;



     4.1.1 all monies whatsoever (and all claims for such moneys) due or to become due to or for the account of the relevant Seller at any time during the construction of the vessel that is the subject of the relevant Newbuilding Contract or the Umbrella Agreement including (but not limited to) all refunds of moneys paid to the Builder and damages for breach (or payments for variation or termination) of such Newbuilding Contract or the Umbrella Agreement; and

     4.1.2 the relevant Refund Guarantee and any other guarantee, indemnity or other security which may at any time be given to the relevant Seller as security for the performance of the Builder's obligations, or the payment of moneys due or to become due to the Seller, under the relevant Newbuilding Contract (including, without limitation, the right to make any demand there under) and references to the foregoing shall mean any or all of the constituent parts thereof, as the context may require all of which the relevant Seller hereby warrants that it has not assigned, mortgaged, charged or otherwise encumbered or disposed of to any other person.

4.2 In consideration of the Sellers agreeing to transfer and assign their rights, title and interest in and to the Newbuilding Contracts, the Umbrella Agreement, the Side Agreements and the Refund Guarantees, and subject to the approval of the Builder, each of the Sellers and the relevant Buyers mentioned in Clause 4.1 agree on the date of closing to enter into an assignment and novation agreement (an "Assignment and Novation Agreement" and together the "Assignment and Novation Agreements") in respect of the relevant Newbuilding Contract in the form set out in
     Schedule III to this Agreement or in such other form as the Builder may have required, and as has been approved by ASC and the Buyers, such approval not to be unreasonably withheld or delayed.

4.3 The obligation of the Sellers and the Buyers to complete the sale and purchase provided for by Clause 4.1 shall be subject to the following:

     (a) the due execution and delivery by all relevant parties of the agreed forms of the following documents:

          (i) an Assignment and Novation Agreement in respect of each Newbuilding Contract; and

          (ii) notices of assignment to KOEXIM in respect of the relevant Refund Guarantees, or if agreed by KOEXIM the issue and delivery to the relevant Buyer in respect of each Newbuilding Contract by KOEXIM of a guarantee in terms equivalent to the Refund Guarantee and acceptable to the Buyers; upon which delivery the relevant Refund Guarantee shall be returned to KOEXIM.

     (b) the delivery to the relevant Buyer of the originals of the Newbuilding Contract and the Side Agreement relating to the Vessel being acquired by that Buyer and all relevant documents relating thereto and a certified copy of the Umbrella Agreement;

     (c) the delivery to the relevant Buyer of copies and/or the originals of the Plans, Specifications and other technical information in their possession relating to the vessel being constructed pursuant to the Newbuilding Contract being acquired by that Buyer;

     (d) the delivery to the Buyer of such evidence as the relevant Buyer may reasonably require as to the due execution of the Newbuilding Contract being acquired by that Buyer and the Umbrella Agreement by the Builder;

     (e) delivery of copies of the constitutional documents and of certificates of good standing and of resolutions of the shareholders and directors of each of the Sellers, the Buyer, the Builder and such evidence as the Buyer may reasonably require in relation to the Refund Guarantor, in each case authorising the execution of the documents contemplated herein and original powers of attorney, where relevant;

     (f) delivery of evidence of the acceptance by the process agents named in Clause 13.3 and 13.4 of such appointments.

5.   EN-BLOC NATURE OF TRANSACTION

5.1 Without prejudice to the other provisions of Clauses 2, 3 and 4, it is a condition precedent to the obligation of each of the Sellers to sell the Newbuilding Contracts and the Vessels that it has contracted to sell that Memoranda of Agreement for the sale and purchase of all of the Vessels and Assignment and Novation Agreements in respect of all of the Newbuilding Contracts are entered into and become effective simultaneously, and similarly to the obligation of each of the Buyers to purchase the Vessel or the Newbuilding Contracts that it is to acquire pursuant to Clause 4.1 that the sale by the Sellers of all of the Vessels and the Newbuilding Contracts proceeds simultaneously.

5.2 Should the Buyers fail to pay any deposit as provided by the respective MOAs or fail to take delivery of any Vessel, or to enter into any Assignment and Novation Agreement, ASC and the Sellers shall be entitled but not obliged, and without prejudice to their other remedies under this Sale Agreement, the MOAs and the Assignment and Novation Agreements, by notice in writing to OMI, to terminate this Sale Agreement and any MOA under which the relevant Vessel has not yet been delivered.

5.3 Should the Sellers default in making delivery of any Vessel, or fail to enter into an Assignment and Novation Agreement, the Buyers shall be entitled but not obliged, and without prejudice to their other remedies under this Sale Agreement, the MOAs and the Assignment and Novation Agreements, by notice in writing to OMI, to terminate this Sale Agreement and any MOA under which the relevant Vessel has not yet been delivered.

6.   PRICE

6.1 In consideration of the agreement of the Sellers contained in Clauses 2, 3 and 4, the Buyers agree, subject to the provisions of sub-clauses 4.3 and 5.1, to pay to the relevant Seller

     6.1.1     in respect of each Vessel the sum set out in the relevant MOA.;

     6.1.2 in consideration of the assignment of the Sellers rights against the builder of each Vessel under Article IX of the relevant shipbuilding contracts as referred to in Clause 17 of each MOA to assume the Sellers obligations in respect of forwarding costs if any, payable thereunder and to pay the sum of Ten Thousand United States Dollars (US$10,000) such payment to be paid together with the balance of the Purchase Price in respect of the last of the Vessels to be delivered to the Buyers;

     6.1.3 in respect of Newbuilding Contract No. 1 the sum of Seventeen Million Two Hundred and Thirty Nine Thousand Dollars (US$17,239,000);

     6.1.4 in respect of Newbuilding Contract No. 2 the sum of Fifteen Million Eight Hundred and Forty Six Thousand Five Hundred Dollars (US$15,846,500) and

     6.1.5 in respect of each other Newbuilding Contract the sum of Thirteen Million and Sixty One Thousand Five Hundred Dollars (US$13,061,500),

     representing a total cost for each Newbuilding Contract, in aggregate with the sums payable to the Builder in accordance with the Newbuilding Contracts and sub-clauses 6.2.1 to 6.2.4, of Thirty Eight Million Seven Hundred Thousand Dollars (US$38,700,000).

6.2 Following payment to the Sellers of the Purchase Price, and subject to the terms of the Newbuilding Contracts, each of the Buyers will be obliged to, and agree and undertake with relevant Seller to, pay to the Builder the following sums;

     6.2.1 in respect of each of the Newbuilding Contracts, other than Newbuilding Contract No. 1 and Newbuilding Contract No. 2; the sum of Two Million Seven Hundred and Eight Five Thousand Dollars (US$2,785,000) not later than the date upon which the Second Instalment as referred to therein becomes payable to the Builder under the relevant Newbuilding Contract;

     6.2.2 in respect of each of the Newbuilding Contracts, other then Newbuilding Contract No. 1 the sum of One Million Three Hundred and Ninety Two Thousand Five Hundred Dollars (US$1,392,500) not later than the date upon which the Third Instalment as referred to therein becomes payable to the Builder under the relevant Newbuilding Contract;

     6.2.3 in respect of each Newbuilding Contract the sum of Two Million Seven Hundred and Eighty Five Thousand Dollars (US$2,785,000) in respect of each Vessel, not less than the date upon which the Fourth Instalment as referred to therein becomes payable to the Builder under the relevant Newbuilding Contract;

     6.2.4 in respect of each Newbuilding Contract the sum of Nineteen Million Four Hundred and Ninety Five Thousand Dollars (US$19,495,000), not less than three (3) days prior to the date upon which the vessel being constructed under such Newbuilding Contract is delivered to the relevant Buyer by the Builder pursuant to the relevant Newbuilding Contract; and

     6.2.5 any further sums becoming due to the Builder from the Buyers in respect of extras whether agreed by the Sellers prior to, or by the Buyers subsequent to, the date of the Assignment and Novation Agreements or otherwise pursuant to the relevant Newbuilding Contract.

6.3 Payment of Sellers' Purchase Price in respect of each Vessel will be made to the account set out in the relevant MOA and in respect of the Newbuilding Contracts will be made:

          (a) for Newbuilding Contract No. 1; to National Bank of Greece S.A., Piraeus Shipping Branch, 2 Bouboulinas Street & Akti Miaouli, Piraeus, Greece, Swift: XXXXX, Account No. XXXXXX, IBAN Code:
               XXXXXXXXXXXXXX Beneficiary: Great Land Shipping Ltd.

          (b) for Newbuilding Contract No. 2; as to US$3,554,247.51 to Citibank NA New York, Swift: CITIUS33, Beneficiary Bank: Calyon Paris,
               Swift: BSUIFRPP, Account No. 10924645, Reference: Bercy Shipping/Great Sun, Attn: Dominique L. Duvoux and as to the balance to BNP Paribas, Athens Branch, Swift: XXXXX, Account No. XXXXXXXX 10USD, IBAN Code: XXXXXXXXX, Beneficiary: Athenian Sea Carriers Ltd.

          (c)  for Newbuilding Contract No. 3; to BNP Paribas, Athens Branch,
               Swift: XXXXX, Account No. XXXXXX 45USD, IBAN Code: XXXXXXXXXX,
               Beneficiary: Great Sky Enterprises Inc

          (d) for Newbuilding Contract No. 4; to Alpha Bank A.E., Piraeus Shipping Branch, 89 Akti Miaouli, 185 38 Piraeus, Greece, Swift:
               XXXXXXXXX, Account No. XXXXXXXXXXXX, IBAN Code: XXXXXXXXXXXXX,
               Beneficiary: Great Deal Shipowners S.A.; and

          (e) for each of Newbuilding Contract No. 5, Newbuilding Contract No. 6 and Newbuilding No. 7; to BNP Paribas, Athens Branch, Swift:
               XXXXXX, Account No. XXXXXXXX 10 USD, IBAN Code: XXXXXXXXXXXXX,
               Beneficiary: Athenian Sea Carriers Ltd.

6.4 Closing of the transfer and sale hereby agreed and payment of the Sellers' Purchase Price will take place at the offices of Holman, Fenwick & Willan International, 86 Filonos Street, 185 36 Piraeus, Greece, on the date hereof, or on such other date as may be agreed between the parties but not later than seven days after the date of this Agreement. At such closing;

     6.4.1 Each Buyer will in respect of the Vessel to be acquired by it pursuant to Clause 3.1;

               (i)   enter into and execute an MOA, and

               (ii)  lodge the deposit provided for by the relevant MOA;

               (iii) in the case of the Captain X. Kyriakou and the Horizon enter into such tripartite agreement as Petrobras or ST Shipping may reasonably require.

     6.4.2 each Buyer will, in respect of the Newbuilding Contract to be acquired by it pursuant to Clause 4.1:

               (i) enter into and execute an Assignment and Novation Agreement, to which the Builder will be party; and

               (ii)  pay the relevant Purchase Price in accordance with Clause
                     6.2.3 and 6.3 above; and

               (iii) deliver to the Builder such guarantee or guarantees as the
                     Builder may require pursuant to the Assignment and Novation Agreement.

     6.4.3 each of the Sellers will, in respect of each Vessel that such Seller has agreed to sell, enter into an MOA;

     6.4.4 each of the Sellers will, in respect of the Newbuilding Contract that such Seller has contracted to sell:

               (i) enter into and execute and procure that the Builder enters into and execute the relevant Assignment and Novation Agreement;

               (ii) deliver to the relevant Buyer the originals of the relevant Newbuilding Contract, the Side Agreement and a certified copy of the Umbrella Agreement;

               (iii) deliver to the relevant Buyer the Plans, Specifications and other technical information in its possession relating to the relevant vessel (subject always to the Sellers' right to make and retain copies thereof).

7.   INSPECTION AND DESCRIPTION OF VESSELS

7.1 The Buyers have had the opportunity to inspect, and have accepted the Classification records of the Vessels.

7.2 The Buyers have inspected one of the Vessels and accepted the results of that inspection. According the sale of the Vessels is unconditional, save as set out herein.

7.3 The Buyers have inspected and examined the Specifications and Plan referred to in and attached to and forming an integral part of the relevant Newbuilding Contract, and save as set out in the Assignment and Novation Agreements the Sellers make no warranty or representation and give no other undertaking in respect of the vessels being constructed under the Newbuilding Contracts their description, or technical specification.

8.   DOCUMENTS

8.1 The Buyers confirm that they have received copies of the following documents:

     8.1.1     The Newbuilding Contracts;

     8.1.2 The Specifications/the Plans/the Makers List (in each case as referred to in the Shipbuilding Contracts);

     8.1.3     The Side Agreements;

     8.1.4     The Refund Guarantees;

     8.1.5     The Umbrella Agreement.

     and the Buyers agree that they accept the terms of all such documents.

9.   RISK

9.1 The Buyers accept the risk of any default by the Builder or KOEXIM under the terms of respectively the Newbuilding Contracts or the Refund Guarantees (or any guarantee replacing the Refund Guarantees) and of any insolvency of the Builder or KOEXIM and shall have no recourse against the Sellers in respect of or consequent upon any such default or insolvency nor shall the Sellers be obliged to repay or return to the Buyers any sums paid by the Buyers prior to such default or insolvency by reason of such default or insolvency.

9.2 The Sellers make no warranty and accept no liability in respect of the Newbuilding Contracts, the Umbrella Agreement, the Refund Guarantees, the Side Agreements, the Specification, the Plan, or the Maker's List save as to their completeness and due execution by the Sellers and the Agent, or in respect of the Vessels. The Buyers acknowledge that they have been afforded sufficient opportunity to investigate and execute due diligence enquiries upon the Builder, the Refund Guarantor, the terms of the Newbuilding Contract, the Umbrella Agreement, the terms of the Refund Guarantee, the Side Agreements, the Specification and the Plan and have entered into this Agreement on the basis of such independent appraisal and investigations. Any such liability on the part of the Sellers, save as to their warranty of completeness and due execution aforesaid, is hereby expressly waived and excluded.

9.3 The Buyers have not relied, and will not hereafter rely, on the Sellers to appraise or keep under review on their behalf the financial condition, creditworthiness, affairs, status or nature of the Builder or the Refund Guarantor, or any other party to any documents relating to, or any matter or thing contemplated by the Newbuilding Contracts, the Umbrella Agreement, Refund Guarantees (or any guarantee replacing the Refund Guarantees), the Side Agreements or any such other document.

10.  CONFIDENTIALITY

10.1 The parties agree that all information provided by the Sellers to the Buyer(s) in connection with the Newbuilding Contracts and the Vessels shall be treated as subject to an obligation of confidentiality save for any disclosure required by law or otherwise by any relevant public market authorities. The Buyers agree not, save for any disclosure required by law or otherwise by any relevant public market authorities in respect of which the Buyers will give the Sellers advance notice of the disclosure, to disclose the same to any person other than the Buyers' financiers, lawyers and other professional advisers and save as aforesaid further agree to obtain from any such person to whom the Buyers shall disclose this information an undertaking, enforceable by the Sellers, to treat such information as confidential.

10.2 The parties agree to keep as confidential the existence, and terms of this Agreement, and not, without the prior consent of the other of them, to disclose to any person other than the parties' financiers, lawyers and other professional advisers, the existence of this Agreement, or the sale of the Vessels.

11.  OMI GUARANTEE

11.1 OMI, by its execution of this Agreement, as primary obligor and not as surety only, hereby irrevocably guarantees to ASC and to the Sellers, and as an independent obligation agrees to procure the due and faithful performance by each of the Buyers of, the Buyers' respective obligations to the Sellers under the terms of this Agreement, to the intent that if any of the Sellers fails to perform its obligations under this Agreement, OMI, upon the relevant Seller's first written demand, will purchase the relevant Vessel as if it were the relevant Buyer.

11.2 The obligations of OMI under this Clause 11 will not be released or varied by the insolvency or liquidation, or by any want or lack of capacity, or lack of due authorisation of the Buyers. Nor shall the liability of OMI under this Clause 11 be released or waived by, or as a result of, any variation or amendment to this Agreement, the MOA or the Assignment and Novation Agreements, by any time or other accommodation granted to the Buyers, or by any other fact, matter or thing which but for the provisions of this Clause might have operated to release the liability of OMI as guarantor of the Buyers.

12.  MISCELLANEOUS

12.1 The Sellers undertake, upon demand, and at their own expense, to sign, perfect, do, execute and register all such further assurances, documents, acts and things and to issue and deliver such notices and procure such consents and acknowledgements as shall be necessary or the Buyers may deem advisable to perfect the sale of the Vessels to the Buyers in accordance with the terms of this Agreement.

12.2 Neither party shall transfer or assign the benefit or burden of this agreement without the prior written consent of the other, Provided always that nothing in this Clause shall prevent the Sellers assigning the right to receive payment of the Purchase Price or any part thereof.

13.  APPLICABLE LAW AND JURISDICTION

13.1 This Agreement shall be governed by and construed in accordance with English law.

13.2 The English courts shall have jurisdiction in relation to any dispute and any suit, action or proceeding (referred to together in this Clause 13 as "Proceedings" which may arise out of or in connection with this Agreement and for such purposes irrevocably submits to the jurisdiction of such courts.

13.3 Each of the Sellers and ASC hereby irrevocably agree that, for the purpose of Proceedings in England, any legal process may be served upon HFW Nominees Limited presently of Marlow House, Lloyds Avenue, London EC3N 3AL who is hereby authorised to accept service on behalf of the Sellers and ASC, which shall be deemed to be good service on the Sellers or ASC, as the case may be.

13.4 Each of the Buyers and OMI hereby irrevocably agree that, for the purpose of proceedings in England, any legal process may be served upon WFW Legal Services Limited, presently of 15 Appold Street, London EC2A 2HB, England, who is hereby authorised to accept service on behalf of the Buyers and OMI, which shall be deemed to be good service on the Buyers or OMI as the case may be.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed the day and year first before written.



Signed by: /s/ Costas Xydias
----------------------------
For and on behalf of
ATHENIAN SEA CARRIERS LTD



Signed by: /s/ Kathleen C. Haines
---------------------------------
For and on behalf of
OMI CORPORATION

                                                    SCHEDULE I
                                    DETAILS OF VESSEL AND NEWBUILDING CONTRACTS

Part I   The Vessels - all Marshall Islands Flag registered in Majuro

--------------------------------------------------------------------------------------------------------
Name of Vessel         Hull No.          Date of           Owner        Registered No.        GRT/NRT
                                        Delivery
--------------------------------------------------------------------------------------------------------
Athenian Victory         1478           24.10.03         Open Seas           1895           81074/52045
                                                      Management S.A.
--------------------------------------------------------------------------------------------------------
Capt. X. Kyriakou        1479           24.11.03         Free Seas           1913           81074/52045
                                                       Shipping Ltd.
--------------------------------------------------------------------------------------------------------
Athenian Olympics        1480           05.04.04         Deep Seas           1914           81074/51751
                                                        Company Ltd
--------------------------------------------------------------------------------------------------------
Athenian Glory           1481           29.03.04        Smooth Seas          1915           81074/51751
                                                        Company Ltd.
--------------------------------------------------------------------------------------------------------
Athenian Horizon         0234           28.06.04       Great Ionian          2053           29242/11926
                                                       Shipping Ltd.
--------------------------------------------------------------------------------------------------------
*HHI = Hyundai Heavy Industries Co. Ltd
HMD = Hyundai Mipo Dockyard Co. Ltd.

Part II  The Newbuilding Contracts - all with Hyundai Mipo Dockyard Co. Ltd.

--------------------------------------------------------------------------------------------------------
         Hull No.           Estimated Delivery Date            Seller                 Pre-delivery
                                                         ("BUYER" under the         Instalments Paid
                                                        relevant Newbuilding
                                                             Contract)
--------------------------------------------------------------------------------------------------------
           0235                      11.04.           Great Land Shipping Ltd.         $5,570,000
--------------------------------------------------------------------------------------------------------
           0236                      01.05             Great Sun Shipping Co.          $4,177,500
--------------------------------------------------------------------------------------------------------
           0237                      04.05             Great Sky Enterprises           $1,392,500
--------------------------------------------------------------------------------------------------------
           0238                      03.06                  Great Deal                 $1,392,500
                                                          Shipowners S.A.
--------------------------------------------------------------------------------------------------------
           0239                      04.06                  Great Gulf                 $1,392,500
                                                          Enterprises Inc.
--------------------------------------------------------------------------------------------------------
           0240                      05.06                 Great Rainbow               $1,392,500
                                                          Shipowners S.A.
--------------------------------------------------------------------------------------------------------
           0241                      06.06                 Great Atlantic              $1,392,500
                                                            Shipping Ltd.
--------------------------------------------------------------------------------------------------------

                                   SCHEDULE II
                         MOA's IN RESPECT OF THE VESSELS

                                  SCHEDULE III
                    FORM OF ASSIGNMENT AND NOVATION AGREEMENT